UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2011

COMPUTER SCIENCES CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-4850	95-2043126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3170 Fairview Park Drive
Falls Church, Virginia	22042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 876-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

As previously disclosed, on July 29, 2011 (the “Effective Date”), Computer Sciences Corporation (“CSC”) completed the acquisition of iSoft Group Limited (“iSoft”) pursuant to a Scheme Implementation Agreement (the “SIA”) by and among CSC, CSC Computer Sciences Australia Holdings Pty Limited (“CSC Australia”), and iSoft.  Under the SIA, CSC acquired, through CSC Australia, all of the issued fully paid ordinary shares in iSOFT, together with the cancellation of all options to subscribe for fully paid ordinary shares in iSOFT, by means of separate schemes of arrangement under Part 5.1 of the Corporations Act.  The SIA was approved by the iSoft stockholders on July 15, 2011. Pursuant to the SIA, holders of iSoft ordinary shares and options received aggregate cash consideration of $200 million, and CSC also paid off approximately $298 million of outstanding iSoft debt, convertible notes and warrants.  The acquisition was funded through CSC’s existing cash balances.

iSoft operates as a wholly owned subsidiary of CSC Australia.

This Current Report on Form 8-K/A updates the Current Report on Form 8-K filed on August 3, 2011 to include iSoft’s audited consolidated financial statements for the fiscal year ended June 30, 2011 and certain unaudited pro forma financial information reflecting the acquisition of iSoft by CSC required by Item 9.01 of Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of iSoft for the fiscal year ended June 30, 2011 are attached hereto as Exhibit 99.1 and are incorporated by reference into this Item 9.01(a) and made a part hereof.

The consent of PKF, iSoft’s independent auditors, is attached hereto as Exhibit 23.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information related to the acquisition by CSC of iSoft is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 9.01(b) and made a part hereof:

(i) Unaudited pro forma condensed combined statement of operations

(ii) Unaudited pro forma condensed combined balance sheet

(d) Exhibits

The following Exhibits are filed herewith:

Exhibit	Description

23	Consent of PKF, independent auditors
99.1	Audited Consolidated Financial Statements of iSoft for the fiscal year ended June 30, 2011
99.2	Pro Forma Condensed Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

COMPUTER SCIENCES CORPORATION

Dated: October 13, 2011	By:	/s/ Michael J. Mancuso
Michael J. Mancuso
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

23	Consent of PKF, independent auditors
99.1	Audited Consolidated Financial Statements of iSoft for the fiscal year ended June 30, 2011
99.2	Pro Forma Condensed Combined Financial Statements